EXHIBIT 10(b)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Experts” in the Prospectus and to the use of our reports: (1) dated March 25, 2011, with respect to the financial statements of Transamerica Advisors Life Insurance Company, and (2) dated April 28, 2011, with respect to the financial statements of Merrill Lynch Life Variable Annuity Separate Account D in Post-Effective Amendment No. 14 to the Registration Statement (Form N-4, No. 333-91098) under the Securities Act of 1933, and the related Prospectus.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 28, 2011